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                                                                   EXHIBIT 10.10
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                                ESCROW AGREEMENT

            ESCROW AGREEMENT, made and entered into as of the 2nd day of September, 1997, among B. Braun Melsungen AG (hereinafter referred to as "Seller"), Biopure Corporation (hereinafter referred to as "Purchaser"), and State Street Bank and Trust Company (hereinafter referred to as the "Escrow Agent").

            WHEREAS, Seller has entered into an Agreement of License Termination, Stock Repurchase and Mutual General Release dated as of the date hereof (the "Purchase Agreement") with Purchaser providing among other things for the sale by Seller and the purchase by Purchaser of 3,020,934 shares of Common Stock of Purchaser upon the terms and subject to the conditions set forth or referred to in the Purchase Agreement; and

            WHEREAS, Seller has agreed to place in escrow the shares of Common Stock to be purchased by Purchaser, and Purchaser has agreed to place in escrow the purchase price for such shares; and

            WHEREAS, the Escrow Agent is willing to act as escrow agent on the terms and conditions set forth in this Agreement.

            NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller, Purchaser and the Escrow Agent agree as follows:

            1. Designation of Escrow Agent and Amount of Escrow Account. The Escrow Agent is hereby appointed escrow agent to hold and dispose of the escrowed funds and escrow shares provided for herein, in accordance with the terms and conditions set forth in this Agreement, and the Escrow Agent accepts such designation and agrees to hold and dispose of such escrowed funds and escrow shares in accordance with the provisions of this Agreement. Contemporaneously with the execution of this Agreement, Seller has deposited with the Escrow Agent certificates for 3,020,934 shares representing the number of shares of Common Stock purchased by Purchaser pursuant to the Purchase Agreement, together with an undated, signed assignment in blank for each certificate deposited (such certificates and assignments are collectively referred to herein as the "Escrow Shares"). Purchaser will deposit with the Escrow Agent from time to time the cash purchase price for such shares (the "Escrow Account"). The Escrow Agent hereby acknowledges receipt of the Escrow Shares and $1,000,000 as the first deposit in the Escrow Account.

            2. Investment Authority.

            (a) Subject to the provisions of this Section 2 and Section 3 of this Agreement, the Escrow Agent and the Purchaser hereby acknowledge that Seller shall have a security interest in the funds deposited by Purchaser and all earnings thereon to secure payment of the amounts payable to Seller hereunder (collectively, the "escrowed funds"). Escrow Agent shall invest all such funds according to the written instructions of Seller; absent any written instructions from


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Seller, such funds shall be invested and reinvested in United States Treasury bills having maturities of approximately 30 days selected by it in its sole discretion. Escrow Agent shall treat the Escrow Account as a trust fund in accordance with the terms hereof.

            (b) The Escrow Agent shall not be responsible for any loss on any investment made in accordance herewith.

            (c) Any liquidation of any investment made hereunder prior to its maturity shall be executed by the Escrow Agent only in accordance with the written instructions of Seller or in connection with the payment to Seller of the purchase price pursuant to Section 3(c) or 3(d) herein.

            (d) All earnings realized on the escrowed funds (whether by way of interest received or realized appreciation on any investment--collectively the "Earnings") shall be for the benefit of Seller and the entire Earnings under the control of the Escrow Agent shall be distributed to Seller concurrently with the payment to Seller of the purchase price for the shares purchased by Purchaser.

            3. Escrow Disbursement Procedures.

            (a) Purchaser shall be purchasing the Escrow Shares through the Escrow at a price of $2.0854 per Escrow Share.

            (b) Upon written notice given by Seller to the Escrow Agent, Seller shall have the right, at any time and from time to time to consummate the sale of not less than that number of whole Escrow Shares in the Escrow Account which may be purchased by the aggregate amount on deposit in the Escrow Account exclusive of Earnings at a price per Escrow Share equal to $2.0854. Upon receipt from the Seller of a notice in the form of Attachment A hereto, with blanks completed, accompanied by an assignment in blank (such notice and assignment are collectively referred to herein as a "Seller Notice"), the Escrow Agent shall within five business days (i) deliver to Biopure Corporation, at its offices set forth at Section 7, for transfer, certificates accompanied by signed assignments filled in with the name of the Purchaser for the number of shares to which the Seller Notice pertains (with instructions to the Purchaser's transfer agent to return to the Escrow Agent a certificate for shares, if any, not paid for pursuant to the Seller Notice), and (ii) pay to Seller the purchase price for the shares being purchased plus all Earnings on the escrowed funds liquidating, as necessary, any investments.

            (c) When the deposits made to the Escrow Account equal, exclusive of Earnings, $6,300,000 (or $6,300,000 less $2.0854 times each Escrow Share previously delivered to, and paid for by, Purchaser), the Escrow Agent shall deliver any remaining certificates together with assignments thereof to the Purchaser and the balance of the purchase price and all Earnings shall be paid to Seller. Purchaser shall not be responsible for any loss on any investment.

            (d) If on the anniversary date of this Agreement, 2002 there remain in the Escrow Account any funds or Escrow Shares, all funds in the Escrow Account shall be paid to Purchaser and all of the Escrow Shares shall be returned to Seller.


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            (e) Upon distribution of the Escrow Account and Escrow Shares pursuant to this Section 3, this Agreement and the escrow created hereunder shall terminate, excepting the provisions of Section 6.

            4. Escrow Agent's Disclaimers. The obligations of the Escrow Agent under this Agreement are subject to the following terms and conditions:

            (a) Except for this Agreement and the security interest granted to Seller pursuant to the Purchase Agreement, the Escrow Agent is not a party to and is not bound by any other agreement between Seller and Purchaser. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

            (b) The Escrow Agent acts hereunder as a depository only and is not responsible for or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any funds, documents or other materials deposited with it. The Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it with respect to the subject matter of this Agreement unless it is requested to do so by one of the parties and is indemnified by such requesting party to the Escrow Agent's satisfaction against the cost and expenses including attorneys' fees of such defense, unless arising from the Escrow Agent's bad faith or willful misconduct. The Escrow Agent shall not be required to institute legal proceedings of any kind. The Escrow Agent shall not be required to perform any acts which will violate any law or applicable rules of any governmental agency.

            (c) The Escrow Agent shall not in any way be bound or affected by any notice of modification or cancellation of this Agreement unless in writing signed by Seller and Purchaser, nor shall the Escrow Agent be bound by any modification hereof unless the same shall be reasonably satisfactory to it. The Escrow Agent shall be entitled to rely upon any notice, certification, demand or other writing delivered to it hereunder by Seller or Purchaser without being required to determine the authenticity or the correctness or any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment.

            (d) The Escrow Agent may consult counsel, including its in-house counsel, and act in reliance upon any signature reasonably believed by it to be genuine, and may assume that any person purporting to give any notice or receipt, or make any statements, in connection with the provisions hereof has been duly authorized to do so.

            (e) The Escrow Agent may consult counsel, including its in-house counsel, and act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith, and neither it, its directors, officers or employees shall be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

            (f) Seller and Purchaser, jointly and severally, covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or


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expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to legal fees and other costs and expenses of defending or preparing to defend against any claim or liability in the premises, unless such loss, liability or expense shall be caused by the Escrow Agent's gross negligence, bad faith, or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

            5. Resignation of Escrow Agent. The Escrow Agent may resign and be discharged of its duties as Escrow Agent hereunder upon thirty days' written notice to Seller and Purchaser. Such resignation shall take effect thirty days after the giving of such notice, or upon receipt by the Escrow Agent of an instrument of acceptance executed by a successor escrow agent and upon delivery by the Escrow Agent to such successor of the Escrow Account and the Escrow Shares.

            6. Escrow Agent's Fee. The Escrow Agent shall be entitled to reasonable compensation for its services to be paid 50% by Seller and 50% by Purchaser. Seller and Purchaser, jointly and severally, agree to pay or reimburse the Escrow Agent for legal fees incurred in connection with the preparation of this Agreement and to pay the Escrow Agent's reasonable compensation for its normal services hereunder in accordance with the attached fee schedule, which may be subject to change hereafter on an annual basis. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of this Agreement or the escrow created hereby which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder. The Escrow Agent is hereby granted a lien on the Escrow Account and the Escrow Shares to protect, indemnify and reimburse itself for all fees, costs, expenses and liabilities arising out of this Agreement and the performance of its duties hereunder.

            7. Notice. Any notice, direction, request, instruction, legal process or other instruments to be given or served hereunder by any party to another shall be in writing, shall be delivered personally or sent by certified mail or overnight courier, return receipt requested, to the respective party or parties at the following addresses, and shall be deemed to have been given when received.

            If to Seller:     B. Braun Melsungen AG
                              1 Carl-Braun-Strasse
                              D-34212 Melsungen, Germany
                              Attn: Hr. Klaus Hofer (General Counsel)
                              Telefax No. 011-49-5661-71-1551

            If to Purchaser:  Biopure Corporation
                              11 Hurley Street
                              Cambridge, MA 02141
                              Attn: Chairman


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            If to the Escrow Agent

                              State Street Bank and Trust Company
                              Two International Place
                              Boston, Massachusetts 02110
                              Corporate Trust Department, Fifth Floor
                              Attention: Braun Escrow Agreement
                              Fax: 617-664-5365

            Any party may change its address by written notice to each of the other parties.

            8. Governing Law. This agreement shall be governed by and interpreted in accordance with the laws of the State of New York and shall be binding on the successors and assigns of the parties hereto.

            9. Definitions. Terms used as defined terms and not defined herein shall have the meanings given such terms in the Purchase Agreement.

            10. Tax Reporting. The parties hereto agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrow Account shall be allocable to Seller. Seller shall furnish the Escrow Agent with Seller's completed IRS Form 1001 and such other information as the Escrow Agent may require for purposes of tax reporting.

            11. Dispute Resolution. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Account, or should any claim be made upon such Account by a third party, the Escrow Agent upon receipt of written notice of such dispute or claim by the parties hereto or by a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of said Fund until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a Court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Account.

            12. Consent to Jurisdiction and Service. Seller and Purchaser hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against them or either of them by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, said parties hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to them or either of them at their respective addresses in accordance with Section 7 hereof.

            13. Force Majeure. Neither Seller nor Purchaser nor Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts


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may be made by certified or registered first-class mail directed to them or either of them at their respective addresses in accordance with Section 7 hereof.

            13. Force Majeure. Neither Seller nor Purchaser nor Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication time failures, computer viruses, power failures, earthquakes or other disasters.

            IN WITNESS WHEREOF, Seller, Purchaser and the Escrow Agent have executed this Agreement as of the date set forth in the first paragraph.

                                           B. BRAUN MELSUNGEN AG

                                           By: /s/ Joachim Schnell
                                               --------------------------

                                               /s/ Caroll H. Neubauer


                                           BIOPURE CORPORATION

                                           By: /s/ Carl W. Rausch
                                               --------------------------


                                           STATE STREET
                                           BANK AND TRUST COMPANY

                                           By: /s/ Arthur J. MacDonald
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